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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2002

                           WRIGHT MEDICAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                            000-32883                        13-4088127
 (State or other jurisdiction of        (Commission File Number)     (IRS Employer Identification No.)
 incorporation or organization)


            5677 Airline Road
           ARLINGTON, TENNESSEE                                       38002
           ---------------------                                      -----
 (Address of principal executive offices)                          (Zip Code)

                                 (901) 867-9971
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS.

                  On February 12, 2002, Wright Medical Group, Inc. released consolidated unaudited results from operations for the quarter and year ended December 31, 2001, by means of a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         99.1     Press release, dated February 12, 2002 of the Registrant.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 12, 2002                          WRIGHT MEDICAL GROUP, INC.
                                                  (Registrant)


                                                  By: /s/ F. BARRY BAYS
                                                      --------------------------
                                                  Name:  F. Barry Bays
                                                  Title: President and
                                                         Chief Executive Officer



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                                  EXHIBIT INDEX


         99.1     Press release, dated February 12, 2002 of the Registrant.